Asset Under Development	9 Months Ended
Sep. 30, 2020
Extractive Industries [Abstract]
Assets Under Development	ASSETS UNDER DEVELOPMENT

(in thousands of $)	September 30, 2020	December 31, 2019
Opening asset under development balance	434,248	20,000
Additions	200,245	372,849
Transfer from vessels and equipment, net	77,172	—
Transfer from other non-current assets (see note 13)	16,213	31,048
Interest costs capitalized	35,629	10,351
Closing asset under development balance	763,507	434,248

Gimi conversion

In February 2019, we entered into an agreement with BP for the employment of a FLNG unit, the Gimi, after conversion for 20-years. In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. In October 2020, we announced that we had confirmed a revised project schedule with BP for the Gimi GTA Project. The revised project schedule will result in the target connection date for the Gimi, previously scheduled for 2022, as set out in the LOA, being extended by 11 months. Notice has been given and received by us and BP that no FM event (as defined in the LOA) is ongoing. The terms of the LOA are unchanged. We have concluded discussions with both engineering, procurement and construction contractors and lending banks regarding the adjustment of the related construction and financing schedules, respectively, for the Gimi GTA Project and we have commenced the approval process to reflect these changes in the respective agreements. The conversion cost including financing cost is approximately $1.5 billion of which $700 million is funded by the Gimi facility (see note 14).

As at September 30, 2020, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2020 (1)	134,781
2021	213,613
2022	319,235
2023	201,104
2024	61,757
930,490
(1) For the three months ending December 31, 2020

LNG Croatia conversion
In March 2019, we entered into agreements with LNG Hrvtska relating to the conversion and subsequent sale of the converted carrier LNG Croatia into a FSRU. Under the agreement, we will also operate and maintain the FSRU for a minimum of 10 years following its sale. In January 2020, the LNG Croatia completed her charter and entered the yard for conversion. In September 2020, the LNG Croatia completed construction work in a shipyard in China for its conversion to a FSRU. She is currently completing remaining automation and equipment pre-commissioning works in a shipyard in Croatia prior to commissioning and acceptance of the vessel by LNG Hrvatska, which is expected to occur on or about December 31, 2020.$75.0 million of the conversion is funded by the financing agreement with CSSC of which $60.2 million was drawn down during the nine months ended September 30, 2020 (see note 14). The remaining conversion cost is approximately $18.6 million payable within the next three months ending December 31, 2020.